Consolidated Statements of Operations - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2016	Mar. 31, 2015	Dec. 31, 2015	Dec. 31, 2014
Revenue	$ 1,284	$ 38	$ 1,447	$ 90
Cost of revenue	936	50	985	50
Gross profit	348	(12)	462	40
Operating expenses:
Research and development	1,796	845	4,988	1,426
Selling, general and administrative	2,548	1,577	7,464	4,276
Total operating expenses	4,344	2,422	12,452	5,702
Loss from operations	(3,996)	(2,434)	(11,990)	(5,662)
Interest expense	(108)	(83)	(415)	(567)
Other income (expense), net	(2)	(7)	(21)	49
Comprehensive and net loss	$ (4,106)	$ (2,524)	$ (12,426)	$ (6,180)
Net loss per share:
Basic and diluted (in dollars per share)	$ (0.55)	$ (1.10)	$ (2.47)	$ (10.16)
Weighted average shares used in computing net loss per common share
Basic and diluted (in shares)	7,493,011	2,293,057	5,023,080	608,193